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                                                                   EXHIBIT 10.10


                                                    COMPOSITE COPY INCLUDING THE
                                                        FIRST, SECOND, THIRD AND
                                        FOURTH AMENDMENTS, EFFECTIVE MAY 1, 1999

                              HARBINGER CORPORATION

                             1996 STOCK OPTION PLAN

                                   SECTION 1.
                                    PURPOSE

         The purpose of this stock option plan is to (i) promote the interests of the Company and its stockholders by attracting and retaining the services of experienced and knowledgeable Directors, Key Employees and Consultants who have rendered valuable services to the Company, (ii) provide additional incentives to Key Employees to increase the value of the Company's Shares, and (iii) provide the Key Employees, Consultants and Directors with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                   SECTION 2.
                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      BOARD means the Board of Directors of the Company.

         2.2      CODE means the Internal Revenue Code of 1986, as amended.

         2.3 COMMITTEE means the committee of the Board appointed pursuant to Section 5.

         2.4 COMMON STOCK means the common stock, $.0001 par value per share, of the Company, and shall also mean any other stock or securities (including any other share or securities of an entity other than the Company) for or into which the outstanding shares of such stock are hereafter exchanged or changed.

         2.5 COMPANY means Harbinger Corporation, a Georgia corporation, and any successor to such organization.

         2.6 CONSULTANT means a consultant of the Company who has rendered valuable service to the Company and who is not a Key Employee.

         2.7 DIRECTOR means a Member of the Board, or a Member of the Board of Directors of a Parent or Subsidiary, who is not a Key Employee.

         2.8 EXERCISE PRICE means the price which, under the terms of an Option Agreement, is required to be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.9 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.10 FAIR MARKET VALUE of each Share on any date shall mean the price determined below on the last business day immediately preceding the date of valuation:

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                  (a)      The closing sales price per Share, regular way, or in
the absence thereof, the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty-day period preceding such date (or, if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                  (b) If there is no price as specified in (a), the final reported sales price per Share, or if not reported, the mean of the closing high bid and low asked prices, in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or, if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                  (c) If there also is no price as specified in (b), the price per Share determined by the Committee by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                  (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         2.11 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

         2.12 KEY EMPLOYEE means any person, including officers and directors, in the regular employment of the Company, or a Subsidiary or a Parent, who is designated a Key Employee by the Committee and is, or is expected to be, primarily responsible for the management, growth, or supervision of some part or all of the business of the Company, a Subsidiary or a Parent. The power to determine who is a Key Employee is reserved solely for the Committee.

         2.13 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to be an incentive stock option satisfying the requirements of Code Section 422.

         2.14     OPTION means an ISO or a NQSO.

         2.15 OPTION AGREEMENT means the written agreement or instrument which sets forth the terms of an Option granted to a Consultant, Director or Key Employee under this Plan.

         2.16     OPTIONEE means the grantee of an Option.

         2.17 PARENT means any corporation (other than the Company), partnership or other entity in an unbroken chain of corporations, partnerships or other entities ending with the Company if, at the relevant time, each of the corporations (other than the Company), partnerships or other entities owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations, partnership or other entities in such chain.

         2.18 PLAN means the Harbinger Corporation 1996 Stock Option Plan, as amended from time to time.

         2.19 PRIOR PLAN means the Harbinger Corporation Amended and Restated 1989 Stock Option Plan.

         2.20 PRIOR PLAN SHARES means the number of Shares reserved under the Prior Plan for issuance upon the exercise of options granted under the Prior Plan, minus (a) the number of Shares actually issued

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upon exercise of such options, and (b) the number of Shares subject to outstanding options granted under the Prior Plan. The number of Prior Plan Shares shall be increased by the number of Shares subject to options granted under the Prior Plan which terminate, expire or are canceled. Notwithstanding the above, the number of Prior Plan Shares shall not exceed 995,206.

         2.21     SHARE means one (1) share of Common Stock.

         2.22 STOCK APPRECIATION RIGHT means a stock appreciation right as described in Section 9.

         2.23 SUBSIDIARY means any corporation (other than the Company), partnership or other entity in an unbroken chain of corporations, partnerships or other entities beginning with the Company if, at the relevant time, each of the corporations, partnerships or other entities, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations, partnerships or other entities in such chain. The term "Subsidiary" shall include Harbinger NET Services, LLC for all purposes under this Plan.

         2.24 SURRENDERED SHARES means the Shares described in Section 8 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.

         2.25 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                   SECTION 3.
                            SHARES SUBJECT TO OPTIONS

         3.1 SHARES RESERVED FOR ISSUANCE. Subject to any antidilution adjustment pursuant to Section 3.2, the maximum number of Shares that may be subject to Options granted hereunder shall not exceed 8,737,000, plus the number of Prior Plan Shares; provided, however, the maximum number of shares with respect to which Options may be granted to any individual grantee in any calendar year shall be 1,000,000. Shares issued pursuant to the exercise of an Option may be either authorized and unissued Shares or Shares issued and subsequently acquired by the Company. The Shares covered by any unexercised portion of an Option that has terminated for any reason (except as may be adjusted under Section 3.2 below) may again be optioned or awarded under the Plan, and such Shares shall not be considered as having been optioned or issued in computing the number of Shares remaining available to be subject to Options granted hereunder.

         3.2      ANTIDILUTION.

                  (a) In the event that the outstanding Shares are changed into or exchanged for a different number or kind or shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                          (i)       The aggregate number and kind of Shares for
which Options may be granted hereunder shall be adjusted proportionately by the Committee;

                          (ii)      The number of Shares subject to each
outstanding Option, and the Exercise Price of each such outstanding Option, shall be adjusted proportionately by the Committee; and

                          (iii)     The number and kind of Stock Appreciation
Rights shall be adjusted as the Committee deems appropriate in the circumstances.

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                  (b)      If the Company shall be a party to any reorganization
in which it does not survive, involving a merger, consolidation, or acquisition of the stock or substantially all of the assets of the Company, the Committee, in its discretion, may:

                           (i)      Notwithstanding  other  provisions  hereof,
declare that all Options and Stock Appreciation Rights granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements or Stock Appreciation Rights agreements regarding exercisability, and that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such period; and/or

                           (ii)     Notify all Grantees that all Options and
Stock Appreciation Rights granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by the successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 3.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding any other provisions hereof, cause all then remaining unvested Shares subject to Options and all remaining Stock Appreciation Rights under the Plan to vest, and shall cause every outstanding Option and Stock Appreciation Right under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption, notwithstanding the provisions of the respective Option Agreements or Stock Appreciation Rights agreements regarding exercisability.

                  (d)      The adjustments described in Subsections (a) through
(c) of this Section 3.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination or redemption of fractional share interests. The adjustments required under this Section 3 shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   SECTION 4.
                       EFFECTIVE DATE AND DURATION OF PLAN

         The effective date of this Plan shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve
(12) months after such effective date. If such effective date comes before such shareholder approval, any Options granted under this Plan before the date of such approval shall automatically be granted subject to such approval. The Plan shall continue in effect until it is terminated by action of the Board or the Company's shareholders, but such termination shall not affect the terms of any outstanding Options.

                                   SECTION 5.
                                   COMMITTEE

         This Plan shall be administered by the Committee, which shall consist of three (3) or more directors appointed by the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and is not while a member of the Committee, or was not during the one (1) year prior to serving as a member of the Committee, eligible to receive equity securities of the Company, or any affiliate of the Company, pursuant to this Plan, the Prior Plan, or any other plan of the Company or any affiliate of the Company, except as may be permitted under Section 16(b)(3) of the Exchange Act. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 11) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Consultant, Director or Key Employee and on each other person directly or indirectly affected by such action. Notwithstanding anything else to the contrary

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herein, the Board shall have the authority to assume the powers and responsibilities outlined above with respect to the Committee, in whole or in part.

                                   SECTION 6.
                                   ELIGIBILITY

         Except as provided below, only Consultants, Directors and Key Employees shall be eligible for the grant of Options under this Plan, but no Consultant, Director or Key Employee shall have the right to be granted an Option under this Plan merely as a result of his or her status as a Consultant, Director or Key Employee. Key Employees shall be eligible for the grant of ISO's under this Plan. Consultants and Directors shall not be eligible for the grant of ISO's under this Plan.

                                   SECTION 7.
                         TERMS AND CONDITIONS OF OPTIONS

         7.1      GRANTS OF OPTIONS.

                  (a) AWARDS. In accord with the procedure established by the Board, the Committee in its absolute discretion shall grant Options under this Plan from time to time to purchase Shares and, further, shall have the right to grant new Options in exchange for outstanding Options. Such Options shall be granted to Consultants, Directors or Key Employees selected by the Committee acting in its discretion as set forth above, and the Committee shall not be under any obligation whatsoever to grant Options to all Consultants, Directors or Key Employees or to grant all Options subject to the same terms and conditions. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall:

                           (i)      specify whether the Option is an ISO or
NQSO; and

                           (ii)     incorporate such other terms and conditions
as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

                  (b) SELECTION OF GRANTEES. In determining the Consultants, Directors or Key Employees to whom Options shall be granted and the number of Shares to be covered by such Options, the Committee may take into account the recommendations of the President of the Company and its other officers, the duties of the Consultants, Directors or Key Employees, the present and potential contributions of the Consultants, Directors or Key Employees to the success of the Company, the anticipated number of years of service remaining before the attainment by the Key Employees of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. A Consultant, Director or Key Employee who has been granted an Option to purchase Shares of the Company, whether under this Plan or otherwise, may be granted one (1) or more additional Options.

                  (c) DUAL GRANTS. If the Committee grants an ISO and a NQSO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

         7.2      EXERCISE PRICE.

                  (a) ISO. If an Option is an ISO, the Exercise Price for each Share subject to such Option shall be no less than the Fair Market Value of a Share on the date such Option is granted or, if such Option is granted to a Ten Percent Shareholder, the Exercise Price for each Share subject to such Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted.

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                  (b)      NQSO. If an Option is a NQSO, the Exercise Price for
each Share shall be no less than the minimum price required by applicable state law or by the Company's governing instrument, or $0.01, whichever price is greater.

         7.3 VESTING OF OPTIONS. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee may, at any time before complete termination of such Option, accelerate the time or times at which such Option may be exercised in whole or in part.

         7.4 TERM OF OPTION. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall:

                  (a) make an Option exercisable before the date such Option is granted or;

                  (b)      make an Option exercisable after the earlier of the:

                           (i)      the date such Option is exercised in full,
or

                          (ii)      the date which is the tenth (10th)
anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
(5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

         7.5 TIME AND MANNER OF OPTION EXERCISE. Any vested and exercisable Option is exercisable in whole or in part (in whole Shares and in lots of not less than one hundred (100) Shares) at any time or from time to time prior to the expiration of an Option by giving written notice, signed by the person exercising the Option, to the Company stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Exercise Price for the number of Shares to be purchased. The date upon which the Company's Secretary or Treasurer shall have received both such notice and payment shall be the date of exercise of the Option as to the number of Shares described by the Optionee. No Option may be exercised at any time with respect to a fractional share. Any Option of a deceased Optionee may be exercised, to the extent vested on such Optionee's death, by the estate of such Optionee or by a person or persons whom the Optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the Optionee's rights have passed by will or the laws of descent and distribution.

         7.6 PAYMENT OF OPTION PRICE. Payment for all Shares purchased pursuant to the exercise of an Option shall be made in cash or, if the Option Agreement provides, by delivery to the Company of a number of Shares which have been owned by the Optionee for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of delivery of not less than the product of the Option Price multiplied by the number of Shares the Optionee intends to purchase upon exercise of the Option. In addition, the Option Agreement may provide for cashless exercise through a brokerage transaction following registration of the Company's equity securities under
Section 12 of the Securities Exchange Act of 1934. Further, in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Option Agreement by delivery to the Company of a promissory note. Such promissory note shall be executed by the Optionee and shall include, with such other terms and conditions as the Board shall approve, provisions in a form approved by the Board under which: (a) the balance of the aggregate purchase price shall be payable in equal installments over such period as the Board shall approve, and shall bear interest at a per annum rate equal to the prime rate as announced from time to time by the Company's principal bank or, if the Company has no principal bank, that rate announced by the Wall Street Journal as the prevailing "prime rate" of interest per annum, and (b) the Optionee shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Except as

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otherwise provided herein, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Optionee. No Optionee, as such, shall have any of the rights of a shareholder.

         7.7 TRANSFERABILITY. The right of any Optionee to exercise an Option granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or by a person who obtained such Option pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such Optionee other than by will or by the laws of descent and distribution or by a QDRO unless otherwise determined by the Committee.

         7.8      LIMITATION OF RIGHTS.

                  (a) LIMITATION AS TO SHARES. Neither the recipient of an Option under the Plan nor an Optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until the date of issuance of a stock certificate for such Shares.

                  (b) LIMITATION AS TO EMPLOYMENT. Neither the Plan, nor the granting of an Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Consultant, Director or Key Employee has a right to continue as an employee of the Company or in the relationship of a consultant or director with the Company, respectively, for any period of time or at any particular rate of compensation.

                  (c) REGULATORY APPROVAL AND COMPLIANCE. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Board the approval of all regulatory bodies deemed necessary by the Board and without complying, to the Board's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Board. In addition, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fail to comply, it shall deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                   SECTION 8.
                              SURRENDER OF OPTIONS

         8.1 GENERAL RULE. The Committee acting in its absolute discretion may incorporate a provision in an Option Agreement to allow an Optionee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                  (a) the Fair Market Value of the Shares subject to such Option exceeds the Exercise Price for such Shares, and

                  (b) the Option to purchase such Shares is otherwise exercisable.

         8.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Option Agreement to the Committee (or to its delegate) together with a statement signed by the Optionee which specifies the number of Shares ("Surrendered Shares") as to which the Optionee surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         8.3 PAYMENT. An Optionee in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee acting in its absolute discretion can approve or disapprove an Optionee's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

         8.4 RESTRICTIONS. Any Option Agreement which incorporates a provision to allow an Optionee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to
Section 16(b) of the Exchange Act.

                                   SECTION 9.
                            STOCK APPRECIATION RIGHTS

         9.1 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be, but are not required to be, granted by the Committee in connection with grant of an Option. All Stock Appreciation Rights shall be in such form as the Committee may from time to time determine and shall be subject to the following terms and conditions:

                  (a) TERM AND EXERCISE. A Stock Appreciation Right shall be exercisable only: (i) with the approval of the Committee, (ii) during the Term of the Option to which it relates, (iii) at such times as the Option to which it relates is exercisable, and (iv) if the Fair Market Value of the Shares subject to the Option surrendered (on the date surrendered) minus the aggregate Option Price of the Shares subject to the Option surrendered is a positive amount.

                  (b) PAYMENT. In the event the Committee agrees to permit exercise of the Stock Appreciation Rights, the Optionee shall surrender to the Company the right to exercise the Option with respect to a specified number of Shares as to which the Option is then exercisable. In return, the Optionee shall receive from the Company no more than an amount payable in cash and/or in Shares (as determined by the Committee after considering the request of the Optionee) equal to the difference between the aggregate Fair Market Value of the Shares as to which the Optionee has surrendered the Option and the Option Price with respect thereto. In the event the Committee determines to tender Shares in full or partial payment of the Stock Appreciation Right, the number of Shares to be issued to the Optionee shall be based on the Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right. No fractional Shares shall be issued to Optionees upon exercise of a Stock Appreciation Right. Instead, the Company shall pay the Optionee the value of such fractional Share based upon the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised.

                  (c) NONTRANSFERABILITY. A Stock Appreciation Right granted under the Plan shall be transferable only when the Option to which it relates is transferable.

         9.2 OTHER TERMS AND CONDITIONS. Option Agreements reflecting Stock Appreciation Rights which are granted under the Plan may contain such other terms and as are conditions not inconsistent with the provisions of the Plan as the Committee may deem appropriate from time to time.

         9.3      NOTIFICATION OF REQUEST TO EXERCISE.

                  (a) The Optionee shall request the Committee's approval to exercise a Stock Appreciation Right by written notice to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall state the number of Shares subject to the Option for which approval of the exercise of the Stock Appreciation Right is requested and the Optionee's preferred form of payment of the Stock Appreciation Right, as hereinafter provided. The Optionee may indicate his or her preference to receive payment of the Stock Appreciation Right in cash or in a combination thereof. Notwithstanding anything to the contrary contained herein, the Committee shall have absolute discretion in determining whether the request for approval of the exercise of the Stock Appreciation Right shall be approved and, if such approval is given, whether payment shall be made in cash or in a combination thereof.

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                  (b)      Within thirty (30) days after the delivery to the
Secretary of the Optionee's request to exercise the Stock Appreciation Right as provided above, the Committee shall inform the Optionee in writing of its determination to the Optionee. The Optionee must act on any approved exercise of a Stock Appreciation Right within thirty (30) days after the date of such determination by the Committee (or such longer period as may be permitted by the Committee) and in accordance with the terms approved by the Committee. Exercise shall be by written notice actually delivered, or mailed by certified or registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company.

         9.4 EFFECT OF EXERCISE. Upon exercise of a Stock Appreciation Right, the Option to which it relates shall lapse with respect to the Shares as to which the Stock Appreciation Right is exercised and such Shares shall not be available for further grant of Options.

                                   SECTION 10.
                             SECURITIES REGISTRATION

         Each Option Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Consultant, Director or Key Employee shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Agreement also may provide that, if so requested by the Company, the Consultant, Director or Key Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 11.
                          SALE OR MERGER OF THE COMPANY

         If the Company agrees to sell substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option at the direction and discretion of the Board, or as is otherwise provided in the Option Agreements, may be cancelled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Optionee otherwise would receive if he or she had the right to surrender his or her outstanding Option in full under Section 11 of this Plan and he or she exercised that right exclusively for Shares on a date fixed by the Board which comes before such sale or other corporate transaction.

                                   SECTION 12.
                        TERMINATION AND AMENDMENT OF PLAN

         The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment shall be made more than once every six months that would change the amount, price or timing of the Annual Grants and Interim Grants, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the Company's stockholders that would (a) materially increase the number of Shares that may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; or (c) otherwise materially increase the benefits accruing to participants under the Plan.

                                   SECTION 13.
                        AMENDMENT OR TERMINATION OF PLAN

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company
(1) to increase the number of Shares reserved under Section 3 except as set forth in Section 3.2, (2) to extend the maximum life of the Plan or the maximum exercise period under Section 7.4, (3) to decrease the minimum Exercise Price under Section 7.2, or (4) to change the designation of Consultants, Directors or Key Employees eligible for Options under Section 7.1. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless
(1) the Optionee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 3.2 or Section 11 of this Plan.

                                   SECTION 14.
                                  MISCELLANEOUS

         14.1 SHAREHOLDER RIGHTS. No Consultant, Director or Key Employee shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Shares subject to such Option to such Consultant, Director or Key Employee.

         14.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

         14.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute the Optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender. In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole Shares of Common Stock duly endorsed for transfer and owned by the Optionee, or by authorizing the Company to withhold Shares of Common Stock otherwise issuable upon exercise of the Option, in either case in that number of Shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act.

         14.4 TRANSFER. The transfer of a Key Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         14.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia.